Exhibit 99.906.CERT


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          I, Jean Bernhard Buttner, Chairman and President of the Value Line Tax US Government Securities Fund,Inc. (the "Registrant"), certify that:

          1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: October 31, 2003
      ----------------


                                    By: /s/ Jean Bernhard Buttner
                                        -------------------------
                                            Jean Bernhard Buttner
                                            Chairman and President
                                   Value Line US Government Securities Fund,Inc.

                                                             Exhibit 99.906.CERT


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line US Government Securities Fund,Inc. (the "Registrant"), certify that:

          1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: October 31, 2003
      ----------------

                                 By: /s/ David T. Henigson
                                     ---------------------
                                         David T. Henigson
                            Vice President and Secretary/Treasurer
                                   Value Line US Government Securities Fund,Inc.